EXHIBIT 10.2

EXECUTION COPY
AMENDMENT NO. 2
Dated as of March 29, 2019
to
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of July 31, 2018
THIS AMENDMENT NO. 2 (this “Amendment”) is made as of March 29, 2019 by and among Vonage America Inc., a Delaware corporation (“Vonage America”), Vonage Holdings Corp., a Delaware corporation (“Holdings” and, together with Vonage America, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Second Amended and Restated Credit Agreement dated as of July 31, 2018 by and among the Borrowers, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent make certain amendments to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:
(a)    Section 1.04 of the Credit Agreement is amended to insert the following sentence immediately after the last sentence appearing therein:
“Notwithstanding anything to the contrary contained in this Section 1.04 or in the definition of “Capitalized Leases,” in the event of an accounting change requiring all leases to be capitalized, only those leases that would constitute capital leases in conformity with GAAP on the Effective Date shall be considered Capitalized Leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.”
2.    Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 2 Effective Date”) is subject to the satisfaction of the following conditions precedent:

US-DOCS\106850897.3

(a)    The Administrative Agent (or its counsel) shall have received counterparts of (i) this Amendment duly executed by the Borrowers, the Required Lenders, the Issuing Bank, the Swingline Lender and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Guarantors.
3.    Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties continue to be true and correct as of such specified earlier date; provided, that the materiality qualifier set forth in this paragraph (b) shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other loan document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document.
5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

VONAGE AMERICA INC.
VONAGE HOLDINGS CORP.,
each as a Borrower

By: /s/ Randy K. Rutherford
Name: Randy K. Rutherford
Title: Chief Legal Officer and Secretary

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Issuing Bank, as the Swingline Lender and as Administrative Agent

By: /s/ Min Park
Name: Min Park
Title: Vice President

CITIZENS BANK, N.A.,
as a Lender

By: /s/ William M. Clossy
Name: William M. Clossy
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Laura H. McAulay
Name: Laura H. McAulay
Title: Senior Vice President

SUNTRUST BANK,
as a Lender

By: /s/ Paige Scheper
Name: Paige Scheper
Title: Vice President

SILICON VALLEY BANK,
as a Lender

By: /s/ Ryan Aberdale
Name: Ryan Aberdale
Title: Vice President

SANTANDER BANK, N.A.,
as a Lender

By: /s/ William Latham
Name: William Latham
Title: Vice President

MUFG UNION BANK, N.A.,
as a Lender

By: /s/ Kevin McMahon
Name: Kevin McMahon
Title: Managing Director

FIFTH THIRD BANK,
as a Lender

By: /s/ Joe Alexander
Name: Joe Alexander
Title: Officer

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ David A. Wild
Name: David A. Wild
Title: Senior Vice President

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Second Amended and Restated Credit Agreement dated as of July 31, 2018 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Vonage America Inc., Vonage Holdings Corp., the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of March 29, 2019 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.
Dated: March 29, 2019
[Signature Page Follows]

VONAGE HOLDINGS CORP.
VONAGE AMERICA INC.
NEXMO DIGITAL INC.
NEXMO INC.
TOKBOX, INC.
VONAGE APPLICATIONS INC.
VONAGE BUSINESS INC.
VONAGE BUSINESS NETWORKS, INC.
VONAGE INTERNATIONAL INC.
VONAGE WIRELESS INC.
VONAGE WORLDWIDE INC.

By: /s/ Randy K. Rutherford
Name: Randy K. Rutherford
Title: Chief Legal Officer and Secretary

Signature Page to Amendment No. 2 to
Second Amended and Restated Credit Agreement dated as of July 31, 2018
Vonage America Inc. and Vonage Holdings Corp.